EXHIBIT 10.1
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               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT
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         This Amended and Restated Registration Rights Agreement is entered into as of January 31, 2005 by and among Schawk, Inc., a Delaware corporation ("Schawk") and each of the Investors listed on the signature page hereof (the "Investors").

         WHEREAS, Schawk (previously known as Filtertek, Inc.) and the Investors previously entered into a Registration Rights Agreement dated December 30, 1994 (the "1994 Registration Rights Agreement"); and

         WHEREAS, Schawk and Investors wish to amend and restate said Registration Rights Agreement pursuant to the terms hereof;

         NOW THEREFORE in consideration of the following mutual covenants and conditions, the parties hereto agree as follows:

         1. Definitions

         As used in this Agreement, the following terms shall have the following meanings:

         Advice: See Section 5 hereof.

         Company: Schawk, Inc., a Delaware corporation.

         Demand Registrations: See Section 3(a) hereof.

         Exchange Act: the Securities Exchange Act of 1934, as amended.

         Final Demand Registration: See Section 3(a) hereof.

         Initial Demand Registration: See Section 3(a) hereof.

         KAGT Registrable Securities: The shares of Company common stock entitled to registration rights pursuant to, and as defined in, the KAGT Registration Rights Agreement.

         KAGT Registered Registrable Securities: See Section 3(d) hereof.

         KAGT Registration Rights Agreement: The Registration Rights Agreement, to be entered into by and among the Company, the principal Company stockholders party thereto, KAGT Holdings, Inc. ("KAGT") and the holders of outstanding stock of KAGT party to that certain Stock Purchase Agreement, dated as of December 17, 2004, with the Company, Seven Worldwide, Inc. and KAGT.

         Losses: See Section 7(a) hereof.

         Notice: See Section 3(b) hereof.

         Other Holders: See Section 4(d) hereof.


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         Person: Any individual, partnership (general or limited), corporation, limited liability company, joint stock company, trust, business trust or unincorporated organization.

         Prospectus: The prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registered Registrable Securities covered by such Registration Statement and all other amendments and supplements to the prospectus, including post-effective amendments, and all material incorporated or deemed to be incorporated by reference in such prospectus.

         Public Offering: Any offer by the Company to sell its securities to the public pursuant to a registration statement filed with the SEC under the terms of the Securities Act.

         Registered Registrable Securities: Registrable Securities covered by a Registration Statement.

         Registrable Securities: All shares of the Class A common stock, $0.008 par value of the Company owned by any of the Investors, any grandchildren, children or spouse of any Investor who is a natural person, or any trust established for the benefit of any of the foregoing, or any other Person who is controlled by an Investor. For purposes of this definition, control of a Person means the possession, directly or indirectly, of the power to direct or cause the direction of its management policies, whether through the ownership of voting securities, by contract or otherwise.

         Registration Expenses: See Section 6 hereof.

         Registration Statement: Any registration statement of the Company which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus and amendments to such registration statement, including post-effective amendments, all exhibits, and all material incorporated or deemed to be incorporated by reference in such registration statement.

         Restricted Securities: The Registrable Securities, upon original issuance thereof and at all times subsequent thereto, until in the case of any such security, (i) it has been effectively registered under the Securities Act and disposed of in accordance with the Registration Statement covering it or
(ii) it is distributed to the public pursuant to Rule 144 (or any similar provisions then in force) under the Securities Act.

         SEC: The Securities and Exchange Commission.

         Second Demand Registration: See Section 3(a) hereof.

         Securities Act: The Securities Act of 1933, as amended.

         Special Counsel: Special counsel to the Investors selected by Investors holding more than fifty-one percent (51%) of the outstanding Registrable Securities.

         Suspension Period: See Section 3(a) hereof.

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         Underwritten Registration or Underwritten Offering: A registration in which securities of the Company are sold to an underwriter for offering to the public.

         2. Securities Subject to this Agreement. The securities entitled to the benefits of this Agreement are the Registrable Securities.

         3. Demand Registrations

         (a) Demand Registrations. From and after January 1, 2005, the holders of Registrable Securities shall have the right, by written notice delivered to the Company by or on behalf of the holders of at least fifty-one percent (51%) of the outstanding Registrable Securities, to require the Company to register (the "Initial Demand Registration") under the Securities Act up to one hundred percent (100%) of the Registrable Securities. The Initial Demand Registration is exercisable once.

         Subsequent to the Initial Demand Registration, the holders of Registrable Securities then outstanding shall have the right, by written notice delivered to the Company by or on behalf of the holders of at least fifty-one percent (51%) of the remaining Registrable Securities, to require the Company to register (the "Second Demand Registration") under the Securities Act up to one hundred percent (100%) of such remaining Registrable Securities as were not sold pursuant to the Initial Demand Registration; provided, however, that if fewer than ten percent (10%) of Registrable Securities outstanding immediately prior to the effectiveness of the Initial Demand Registration (as adjusted for stock dividends, stock splits and similar transactions) are outstanding at the time, the holders of such Registrable Securities shall not be entitled to the Second Demand Registration. The Second Demand Registration is exercisable once and not prior to six months after the effective date of the Registration Statement filed pursuant to the Initial Demand Registration.

         Subsequent to the Second Demand Registration the holders of Registrable Securities then outstanding shall have the right, by written notice delivered to the Company by and on behalf of the holders of at least fifty-one percent (51%) of the remaining Registrable Securities, to require the Company to register (the "Final Demand Registration" and, together with the Initial Demand Registration and the Second Demand Registration called, the "Demand Registration") under the Securities Act up to one hundred percent (100%) of such Registrable Securities; provided, however, that if fewer than ten percent (10%) of Registrable Securities outstanding immediately prior to the effectiveness of the Initial Demand Registration (as adjusted for stock dividends, stock splits and similar transactions) are outstanding at the time, the holders of such Registrable Securities shall not be entitled to the Final Demand Registration. The Final Demand Registration is exercisable once and not prior to six months after the effective date of the Registration Statement filed pursuant to the Second Demand Registration.

         The Company shall file each Demand Registration and use its reasonable best efforts to cause the same to be declared effective by the SEC within 120 days of the date on which the holders of Registrable Securities first give the written notice for such Demand Registration; provided, however, that if such written notice is given within 270 days of a Public Offering of the Company and the managing underwriter of the Public Offering advises the Company that effecting the Demand Registration at the time requested would have a material

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adverse effect on the market for the Company's securities, then the Company may defer its obligation to file the Demand Registration for such period of time, not extending beyond the 270th day after the Public Offering, as is recommended by such managing underwriter.

         If any Demand Registration is requested to be a "shelf" registration, the Company shall use its reasonable best efforts to keep the Registration Statement filed in respect thereof effective for a period of twelve months from the date on which the SEC declares such Registration Statement effective (subject to extension pursuant to Section 4(a)) or such shorter period which will terminate when all Registered Registrable Securities covered by such Registration Statement have been sold pursuant to such Registration Statement.

         Notwithstanding anything herein to the contrary, the Company may, one time in any 12 month period for up to a maximum of 90 days, delay the filing of any Demand Registration, suspend the effectiveness of any Registration Statement and/or give a notice for purposes of the last paragraph of Section 6, as appropriate, if the Company shall have determined, upon advice of counsel, that it would be required to disclose any significant corporate development which disclosure would have a material effect on the Company, by giving notice in accordance with Section 5(c)(7) (a "Suspension Period"); provided, that, the period of time which the Demand Registration is required to be effective shall be increased by the number of days of the Suspension Period if the effectiveness of such Demand Registration was suspended, but not beyond eighteen (18) months; and provided, further, that after the termination of the Suspension Period the Company shall comply with the obligations set forth in Section 5(1).

         (b) Requests for Demand Registrations. Subject to the conditions set forth in Section 3(a) hereof, any holder or holders of fifty-one percent (51%) or more of the outstanding Registrable Securities may, at any time, make a written request for a Demand Registration. Within ten days after receipt of such request, the Company shall serve written notice (the "Notice") of such registration request to all other holders of Registrable Securities and shall include in such Demand Registration all Registrable Securities, with respect to which the Company received written requests for inclusion therein within 15 days after the receipt of the Notice by the applicable holder. All requests made pursuant to this Section 3 will specify the number of the Registrable Securities to be registered and will also specify the intended methods of disposition thereof; provided, that if the holders of a majority of the Registrable Securities requested to be included in such registration specify one particular type of underwritten offering, such method of disposition shall be such type of underwritten offering or a series of such underwritten offerings (as such majority of holders may elect) during the time period the Registration Statement is effective.

         (c) No Rights of the Company or Security Holders to Piggyback on Demand Registrations. Except as specifically provided in Section 3(g) of the KAGT Registration Rights Agreement, and unless otherwise consented to by holders of fifty-one percent (51%) or more of the Registrable Securities, neither the Company nor any of its security holders (other than the holders of Registrable Securities in such capacity) shall have the right to include any securities of the Company in any Demand Registration. Except for the KAGT Registration Rights Agreement, to the extent it is entered into after the date of this Agreement,

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the Company shall not enter into any agreements after the date of this Agreement providing any such right to any of its security holders.

         (d) Priority on Demand Registrations. If any of the (i) Registered Registrable Securities registered pursuant to any Demand Registration and (ii) KAGT Registrable Securities that have been included in any such registration pursuant to Section 3(g) of the KAGT Registration Rights Agreement (the "KAGT Registered Registrable Securities") are to be sold in one or more firm commitment underwritten offerings, and the managing underwriter advises the Company and the holders of such Registered Registrable Securities that in its opinion the number of Registered Registrable Securities and the number of KAGT Registered Registrable Securities, if any, proposed to be sold in such offering exceeds the number of shares of common stock that can be sold in such offering, there shall be included in such firm commitment underwritten offering the number of Registered Registrable Securities and KAGT Registered Registrable Securities that in the opinion of such managing underwriter can be sold, and such securities shall be allocated among all holders of Registered Registrable Securities and KAGT Registered Registrable Securities pro rata.

         (e) Demand Registration Expenses. The Registration Expenses of the holders of Registered Registrable Securities included in any Demand Registration will be paid by the Company.

         4. Holdback Agreements

         (a) Restrictions on Public Sale by Holders of Registered Registrable Securities. Each holder of Registrable Securities agrees, if requested by the managing underwriter or underwriters in an underwritten offering (to the extent timely notified in writing by the Company or the managing underwriter or underwriters), not to effect any public sale or distribution of securities of the Company of any class included in such Registration Statement, including a sale pursuant to Rule 144 under the Securities Act (except as part of such underwritten registration), (i) during the 10-day period prior to the effective date of any underwritten offering made pursuant to such Registration Statement and (ii) during the 180-day period beginning on the effective date of any underwritten offering made pursuant to such Registration Statement. If a request is made pursuant to this Section 5(a), the time period during which such Demand Registration (if a "shelf registration") is required to remain continuously effective pursuant to Section 3(b) shall be extended by 180 days, but not beyond eighteen (18) months.

         (b) Restrictions on Public Sale by the Company and Others. The Company agrees if requested by the managing underwriter or underwriters in an underwritten offering of Registered Registrable Securities covered by a Registration Statement filed pursuant to Section 3 hereof (to the extent timely notified in writing by the holders of a majority in number of Registered Registrable Securities included in such underwritten offering or by the managing underwriters), not to effect any public or private sale or distribution of its securities, including a sale pursuant to Regulation D under the Securities Act but excluding the grant of employee stock options or the issuance of securities upon the issuance or conversion of the then outstanding stock options, warrants or other convertible securities, (A) during the 10-day period prior to the effective date of any underwritten offering made pursuant to such Registration

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Statement and (B) during the 180-day period beginning on the effective date of any underwritten offering made pursuant to such Registration Statement.

         5. Registration Procedures

         In connection with the Demand Registration obligations of the Company pursuant to and in accordance with Section 3 of this Agreement and subject to receipt from the sellers of Registrable Securities of the information to be furnished by them, as provided below, the Company shall use its reasonable best efforts to effect such registrations to permit the sale of such Registrable Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company shall:

         (a) prepare and file with the SEC, as soon as practicable within the time periods specified in Section 3, a Registration Statement or Registration Statements relating to the Demand Registrations on any appropriate Form under the Securities Act which shall be available for the sale of the Registrable Securities by the holders thereof in accordance with the intended method or methods of distribution thereof, and use its reasonable best efforts to cause each such Registration Statement to become effective and remain effective as provided herein; provided, however, that before filing a Registration Statement or Prospectus or any amendments or supplements thereto, including documents incorporated or deemed to be incorporated by reference, the Company shall furnish to the holders of the Registrable Securities covered by such Registration Statement, their Special Counsel and the managing underwriter or underwriters, if any, copies of all such documents proposed to be filed, which documents will be subject to the review of such holders, their Special Counsel and such underwriters, if any, and the Company shall not, subject to the requirements of applicable law and Section 3, file any such Registration Statement, or amendment thereto or any Prospectus or any supplement thereto (including such documents incorporated by reference) to which the holders of a majority in number of the Registrable Securities covered by such Registration Statement, or the managing underwriter or underwriters, if any, shall reasonably object on a timely basis;

         (b) prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement required to be filed pursuant to
Section 3 of this Agreement as may be necessary to keep such Registration Statement effective for the time period specified in Section 3; cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act, if required; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement or such Prospectus;

         (c) use its best efforts to notify the selling holders of Registrable Securities, their Special Counsel and the managing underwriters, if any, promptly, and (if requested by any such Person) confirm such notice in writing,
(1) when a Prospectus or any Prospectus supplement or post-effective amendment related to such Registrable Securities has been filed, and, with respect to a Registration Statement or any post-effective amendment related to such Registrable Securities, when the same has become effective, (2) of any request by the SEC for amendments or supplements to such a Registration Statement or related Prospectus or

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for additional information, (3) of the issuance by the SEC of any stop order suspending the effectiveness of such a Registration Statement or the initiation of any proceedings for that purpose, (4) if at any time the representations and warranties of the Company contained in any agreement (including any underwriting agreement) entered into pursuant to Section 6(o) below cease to be true and correct, (5) of the receipt by the Company of any notification with respect to the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (6) of the happening of any event which makes any statement made in such a Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue or which requires the making of any changes in such Registration Statement or Prospectus so that such Prospectus will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and (7) prior to the initiation of a Suspension Period;

         (d) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of such a Registration Statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest possible moment;

         (e) if requested by the managing underwriter or underwriters or any holder of Registrable Securities being sold in connection with an underwritten offering, (i) promptly incorporate in a Prospectus supplement or post-effective amendment to a Registration Statement related to such Registrable Securities such information as the managing underwriters and such holder agree should be included therein as required by applicable law, (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after notification of the matters to be incorporated in such Prospectus supplement or such post-effective amendment and (iii) supplement or make amendments to such Registration Statement; provided, however, that the Company shall not be required to take any of the actions in this Section 6(e) which are not, in the opinion of counsel for the Company, required by or in compliance with applicable law.

         (f) upon request of a selling holder of Registrable Securities or its Special Counsel, furnish to each selling holder of Registrable Securities or its Special Counsel, without charge, a copy of each Registration Statement related to such Registrable Securities and any post-effective amendment thereto, including financial statements, schedules and all exhibits (including, if requested, those previously furnished or proposed to be incorporated by reference) at the earliest practicable time under the circumstances before the filing of such documents with the SEC;

         (g) furnish to each selling holder of Registrable Securities, its Special Counsel and each managing underwriter, if any, without charge, at least one signed copy of the Registration Statement or Statements related to such Registrable Securities and any post-effective amendments thereto, including financial statements, schedules and all exhibits (including, if requested, those previously furnished or incorporated by reference);

         (h) deliver to all selling holders of Registrable Securities, their Special Counsel and the underwriters, if any, without charge, as many copies of the Prospectus or

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Prospectuses related to such Registrable Securities (including each preliminary prospectus) and as many copies of any amendment or supplement thereto as such Persons may reasonably request; subject to the restrictions contained in the last paragraph of Section 5, the Company consents to the use of such Prospectus or any amendment or supplement thereto by each of the selling holders of Registrable Securities and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto;

         (i) prior to any public offering of Registrable Securities, use its best efforts to register or qualify or cooperate with the selling holders of Registrable Securities, the underwriters, if any, and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as any seller or underwriter reasonably requests in writing; use its best efforts to keep each such registration or qualification effective during the period such Registration Statement is required to be kept effective and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the applicable Registration Statement; provided, however, that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it is not then so qualified, (B) take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject, or (C) take any action which would subject it to the assessment of taxes in any such jurisdiction where it is not then so subject;

         (j) cooperate with the selling holders of Registrable Securities and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends;

         (k) use its reasonable best efforts to cause the Registrable Securities covered by each Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be reasonably necessary to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Registrable Securities;

         (l) as expeditiously as possible after the occurrence of any event contemplated by paragraph 5(c)(6) above, but subject to Section 3(a), prepare a post-effective amendment to each Registration Statement or a supplement to the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

         (m) use its reasonable best efforts to cause all Registrable Securities covered by such a Registration Statement to be listed on each securities exchange, if any, on which similar securities issued by the Company are then listed if requested by the holders of a majority in aggregate number of shares of such issue or class of Registrable Securities;

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         (n) enter into such agreements (including an underwriting agreement)
consistent with this Section 5 and use its reasonable best efforts to take all such other actions in connection therewith as shall have been reasonably requested by the managing underwriter or underwriter, if any, or the holders of a majority in principal amount of the Registrable Securities being sold in order to expedite or facilitate the disposition of such Registrable Securities including, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration, (1) making such representations and warranties to the holders of such Registrable Securities and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings and confirming the same if and when reasonably requested; (2) using its reasonable best efforts to obtain for the benefit of the holders of such Registrable Securities opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any, and the holders of a majority in principal amount of the reasonably Registrable Securities being sold) addressed to each selling holder and the underwriters, if any, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such holders and underwriters; (3) using its reasonable best efforts to obtain "cold comfort" letters and updates thereof from the independent certified public accountants of the Company addressed to each selling holder of Registrable Securities and the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings; (4) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures no less favorable than those set forth in Section 8 hereof with respect to all parties to be indemnified pursuant to said Section; and (5) delivering such documents and certificates to certify that the representations and warranties of the Company made pursuant to clause (1) above continue to be true and correct and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company. The above shall be done at each closing under such underwriting or similar agreement or, as and to the extent required thereunder;

         (o) make available for inspection by a representative of the holders of Registrable Securities being sold, any underwriter participating in any disposition of Registrable Securities and any attorney or accountant retained by such selling holders or underwriter, all financial and other records, pertinent corporate documents and properties of the Company as shall be reasonably necessary to enable them to exercise their due diligence responsibility and cause the officers, directors and employees of the Company to supply all information reasonably requested by any such representative, underwriter, attorney or accountant in connection with such Registration Statement; provided, however, that any records, information or documents that are designated by the Company as confidential at the time of delivery of such records, information or documents shall be kept confidential by such Persons and their designees unless such records, information or documents are in the public domain or disclosure of such records, information or documents is required by court or administrative order or unless such records, information or documents otherwise become public knowledge or in the opinion of counsel to such Person disclosure by such person is otherwise required by law; and

         (p) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC.

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         The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding such seller and the distribution of such Registrable Securities as the Company may from time to time reasonably request in writing, and the Company may exclude from such registration the Registrable Securities of any seller who fails to furnish such information, provided, that such sellers' Registrable Securities shall be counted for the demand made upon the Company hereunder.

         Each holder of Registrable Securities agrees to comply with the provisions of the Securities Act with respect to the disposition of all of his Registrable Securities covered by any Registration Statement in accordance with the intended methods of distribution by such seller set forth in such Registration Statement, as amended, or the related Prospectus, as supplemented. Each holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5(c)(3), 5(c)(5), 5(c)(6) and 5(c)(7) hereof, such holder shall forthwith discontinue disposition of such Registrable Securities covered by such Registration Statement or Prospectus until such holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 5(1) hereof, or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in such Prospectus. In the event the Company shall give any such notice, the six months time period mentioned in Section 3(a) hereof shall be extended by the number of days (not to exceed 365 days) during the time period from and including the date of the giving of such notice to and including the date when each seller of Registrable Securities covered by such Registration Statement shall have received the copies of the supplemented or amended Prospectus contemplated by Section 5(l) hereof or the Advice.

         6. Registration Expenses

         All fees and expenses incident to the Company's performance of or compliance with this Agreement (including, without limitation, (1) all registration and filing fees including, without limitation, fees and expenses
(A) with respect to filings required to be made with the National Association of Securities Dealers, Inc., and (B) of compliance with securities or Blue Sky laws (including, without limitation, reasonable fees and disbursements of counsel for the underwriters or selling holders in connection with Blue Sky qualifications of the Registrable Securities under the laws of such jurisdictions as the managing underwriters or holders of a majority in number of the Registrable Securities being sold may designate), (2) printing expenses, (3) messenger, telephone and delivery expenses, (4) fees and disbursements of counsel for the Company, and Special Counsel, (5) fees and disbursements of all independent certified public accountants of the Company (including the expenses of any special audit and "cold comfort" letters required by or incident to such performance), (6) Securities Act liability insurance if the Company in its sole discretion so desires such insurance and (7) fees and expenses of all other Persons retained by the Company (all such expenses being herein called "Registration Expenses") shall be borne by the Company in accordance with
Section 3(e) whether or not any Registration Statement becomes effective. The Company shall, in addition, pay its general expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees

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and expenses incurred in connection with the listing of the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or to be listed in connection with such registration and rating agency fees and the fees and expenses of any Person, including special experts, retained by the Company.

         7. Indemnification

         (a) Indemnification by Company. The Company shall, without limitation as to time, indemnify and hold harmless, to the full extent permitted by law, each holder of Registered Registrable Securities and each Person who controls such holder or such officers, directors, agents or employees (within the meaning of the Securities Act or the Exchange Act) against all losses, claims, damages, liabilities, costs (including the costs of preparation and attorney's fees) and expenses (collectively, "Losses") caused by any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made (in the case of any Prospectus), not misleading, except (i) insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein and (ii) the Company shall not be liable to any holder of Registered Registrable Securities (or its controlling persons) with respect to any untrue statement or omission or alleged untrue statement or omission in any preliminary prospectus or any Prospectus which was corrected in a Prospectus or prospectus supplement delivered by the Company to such holder prior to the sale of the Registered Registrable Securities in question if the person asserting such Loss, purchased securities from such holder but was not timely sent or given a copy of such corrected Prospectus or prospectus supplement at or prior to written conformation of the sale of such securities to such person. If requested, the Company shall also indemnify underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution and each Person who controls such Persons (within the meaning of the Securities Act or the Exchange Act) to the same extent as provided above with respect to the indemnification of the holders of Registered Registrable Securities and their controlling persons.

         (b) Indemnification by Holders of Registered Registrable Securities. In connection with any Registration Statement in which a holder of Registered Registrable Securities is participating, such holder of Registered Registrable Securities shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any Registration Statement or Prospectus and agrees to indemnify and hold harmless, to the full extent permitted by law, the Company, its directors, each of its officers who signed such Registration Statement, and each Person who controls the Company (within the meaning of the Securities Act or the Exchange Act) against any Losses, caused by any untrue statement of a material fact or any omission of a material fact required to be stated in any Registration Statement or Prospectus or preliminary Prospectus or necessary to make the statements therein, in light of the circumstances under which they were made (in the case of any Prospectus), not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder to the Company expressly for use in such Registration Statement or Prospectus. In no event shall the liability of any selling holder of Registered Registrable Securities hereunder be greater in amount than the dollar amount of the proceeds (net of the payment of all expenses) received by such holder upon the sale of the Registered Registrable Securities giving rise to such indemnification obligation. The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution to the same extent as provided above with respect to information so furnished in writing by such Persons expressly for use in any Prospectus or Registration Statement.

         (c) Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder shall (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, however, that any Person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (a) the indemnifying party has agreed to pay such fees or expenses or (b) the indemnifying party shall have failed promptly to assume the defense of such claim and employ counsel reasonably satisfactory to such Person or (c) in the reasonable judgment of any such Person, based upon advice of counsel, a conflict of interest may exist between such Person and the indemnifying party with respect to such claims (in which case, if such Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such Person) (it being understood that the indemnifying party shall only be required to pay the fees of one separate counsel for all holders of Registrable Securities). The indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). No indemnifying party will without the consent of the indemnified party consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

         (d) Contribution. If the indemnification provided for in this Section 7 is unavailable to an indemnified party under Section 7(a) or 7(b) hereof (other than by reason of exceptions provided in those Sections) in respect of any Losses, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall, jointly and severally, contribute to the amount paid or payable by such indemnified party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party in connection with the actions, statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such indemnifying party and such indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been taken or made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 7(c), any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

         The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 7(d), an indemnifying party which is a selling holder of Registered Registrable Securities and is not at fault shall not be required to contribute any amount in excess of the amount by which the total price at which the Registered Registrable Securities sold by such indemnifying party and distributed to the public were offered to the public exceeds the amount of any damages which such indemnifying party has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

         8. Rule 144

         The Company shall file the reports required to be filed by it under the Exchange Act, and it will take such further action as any holder of Registered Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registered Registrable Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC. Upon the request of any holder of Registered Registrable Securities the Company shall deliver to such holder a written statement as to whether the Company has complied with such filing requirements.

         9. Underwritten Registrations

         If any of the Registrable Securities covered by Demand Registrations are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will manage the offering will be selected by the holders of a majority in aggregate number of shares of such Registrable Securities included in such offering and will be reasonably acceptable to the Company. No Person may participate in any underwritten registration hereunder unless such Person (a) agrees to sell such Person's Registered Registrable Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

         10. Miscellaneous

         (a) Remedies. In the event of a breach by the Company of its obligations under this Agreement, each holder of Registrable Securities, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of this Agreement which restricts, prohibits or delays registration of any Registrable Securities and hereby further agrees that, in the event of any action for specific performance in respect of any such breach, it shall waive the defense that a remedy at law would be adequate. Except as otherwise specifically provided for in this Section 10(a) in respect to the rights of the holders of Registrable Securities rights to specific performance, all other disputes or claims concerning the interpretation of this Agreement, and the relative rights and obligations of the parties hereunder, shall be resolved pursuant to Section 4.9 of the Stockholders Agreement.

         (b) No Conflicting or Inconsistent Agreements. The Company shall not, on or after the date of this Agreement, enter into any agreement with respect to its securities which is in conflict or inconsistent with the rights granted to the holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof.

         (c) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof will not be binding on any holder of Registrable Securities not giving such waiver or consent, unless the Company has obtained the written consent of holders of at least a majority in aggregate number of the then outstanding Registrable Securities affected by such amendment, modification, supplement, waiver or consent which amendment, modification, supplement, waiver or consent shall be binding upon all holders of Registrable Securities. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter which relates exclusively to the rights of holders of Registered Registrable Securities whose securities are being sold pursuant to a Registration Statement and which does not directly or indirectly affect the rights of other holders of Registrable Securities whose securities are not being sold pursuant to a Registration Statement, may be given by holders of a majority in number of the Registrable Securities being sold by such holders which consent or waiver shall be binding on all such Registered Registrable Securities; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

         (d) Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, telecopied (with receipt confirmed) or mailed by registered or certified mail (return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

         If to Investors:    c/o Clarence W. Schawk
                             1410 Lois Court
                             Park Ridge, Illinois  60068

         If to the Company:  Schawk, Inc.
                             1695 North River Road
                             Des Plaines, Illinois  60018
                             Attention:  Clarence W. Schawk
                             Telecopier No.:  (847) 827-1264

         Copies to:          Schawk, Inc.
                             1695 North River Road
                             Des Plaines, Illinois  60018
                             Attention:  Clarence W. Schawk
                             Telecopier No.:  (847) 827-1264

                             Vedder, Price, Kaufman & Kammholz, P.C.
                             222 North LaSalle Street
                             Suite 2600
                             Chicago, Illinois  60601
                             Attention:  John T. McEnroe
                             Telecopier No.:  (312) 609-5005

         (e) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent holders of Registrable Securities.

         (f) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         (g) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         (h) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to principles of conflict of laws.

         (i) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

         (j) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement, and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto, in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter, including without limitation, the 1994 Registration Rights Agreement and any amendments thereto or restatements thereof.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                        SCHAWK, INC.


                                        By:/s/ David A. Schawk
                                           -------------------------------------
                                           Name:  David A. Schawk
                                           Title:


                                        INVESTORS:


                                        /s/ Clarence W. Schawk
                                        ----------------------------------------
                                        Clarence W. Schawk


                                        /s/ Marilyn G. Schawk
                                        ----------------------------------------
                                        Marilyn G. Schawk


                                        /s/ David A. Schawk
                                        ----------------------------------------
                                        David A. Schawk


                                        /s/ Cathy Ann Schawk
                                        ----------------------------------------
                                        Cathy Ann Schawk


                                        /s/ Judith Lynn Gallo
                                        ----------------------------------------
                                        Judith Lynn Gallo


                                        /s/ Lisa Beth Stearns
                                        ----------------------------------------
                                        Lisa Beth Stearns


                                        /s/ A. Alex Sarkisian
                                        ----------------------------------------
                                        A. Alex Sarkisian, as
                                        Trustee of the David
                                        A. Schawk Family Trust
                                        dated 11/30/88 F/B/O
                                        Colleen Teryl Schawk

                                        /s/ A. Alex Sarkisian
                                        ----------------------------------------
                                        A. Alex Sarkisian, as
                                        Trustee of the David
                                        A. Schawk Family Trust
                                        dated 11/30/88 F/B/O
                                        Kara Elizabeth Schawk


                                        /s/ A. Alex Sarkisian
                                        ----------------------------------------
                                        A. Alex Sarkisian, as
                                        Trustee of the David
                                        A. Schawk Family Trust
                                        dated 11/30/88 F/B/O
                                        Kelly Lynn Schawk


                                        /s/ A. Alex Sarkisian
                                        ----------------------------------------
                                        A. Alex Sarkisian, as
                                        Trustee of the Lisa
                                        Beth Schawk Stearns
                                        1991 Family Trust
                                        dated 11/30/91 F/B/O
                                        William David Stearns


                                        /s/ A. Alex Sarkisian
                                        ----------------------------------------
                                        A. Alex Sarkisian, as
                                        Trustee of the Lisa
                                        Beth Schawk Stearns
                                        1991 Family Trust
                                        dated 11/30/91 F/B/O
                                        Mallory Adell Stearns


                                        /s/ A. Alex Sarkisian
                                        ----------------------------------------
                                        A. Alex Sarkisian, as
                                        Trustee of the Judith
                                        Lynn Gallo 1991 Family
                                        Trust F/B/O Jessica
                                        Lynn Gallo